UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

The Boston Beer Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-14092	04-3284048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Design Center Place, Suite 850, Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 368-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On Wednesday, April 1, 2020, David P. Fialkow notified the Board of Directors of The Boston Beer Company, Inc. (the “Company”) that he will not stand for re-election as a Director at the end of his current term, which will expire at the 2020 Annual Meeting of Stockholders on Thursday, May 14, 2020. Mr. Fialkow has served as an independent Class B Director since May 2016 and has been the Chair of the Nominating/Governance Committee since May 2019. His decision not to stand for reelection will create a Class B Director vacancy; a search is underway to fill that vacancy with an independent Director. Mr. Fialkow’s decision not to stand for re-election was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices.

As previously reported, as part of the merger with Dogfish Head Brewery, the Company agreed with Dogfish Head’s Founder, Samuel A. Calagione, III, that he would be formally elected to the Board of Directors at the 2020 Annual Meeting of Stockholders. Mr. Calagione has agreed to defer his formal election until the Company completes its search for another independent Director, so that the Company will remain in compliance with the New York Stock Exchange majority-independent Board composition requirement.

As a result of Mr. Fialkow’s decision and Mr. Calagione’s agreement, the number of Directors who will be standing for re-election at the Company’s 2020 Annual Meeting will be seven, a majority of whom are independent. On the recommendation of the Nominating/Governance Committee, the Board has formally approved increasing the size of the Board to nine to accommodate the election of Mr. Fialkow’s successor and then of Mr. Calagione. When so elected, Mr. Calagione will serve as a Class B Director.

Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Boston Beer Company, Inc.

Date: April 1, 2020	By:	/s/ David A. Burwick
Name: David A. Burwick
Title: President & Chief Executive Officer

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